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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the previously filed Registration Statements of Republic Waste Industries, Inc. on Forms S-3 (Registration Nos. 33-61649 and 33-62489) and S-8 (Registration No. 33-93742).




                                     ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
 October 26, 1995.